                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549



                                    FORM 8-K

                                 CURRENT REPORT

                     Pursuant to Section 13 or 15 (d) of the
                         Securities Exchange Act of 1934


Date of Report (Date of earliest event reported): October 31, 2001
                                                 -----------------


                                BRIGHTPOINT, INC.
              -----------------------------------------------------
             (Exact name of registrant as specified in its charter)


   Delaware                          0-23494                     35-1778566
---------------                  ----------------            ------------------
(State or other                    (Commission                 (IRS Employer
jurisdiction of                    File Number)              Identification No.)
incorporation)


          6402 Corporate Drive, Indianapolis, Indiana     46278
          ------------------------------------------------------
          (Address of principal executive offices)     (zip code)


Registrant's telephone number, including area code (317) 297-6100
                                                   --------------


--------------------------------
(Former name or former address, if changed since the last report)

Item 5. Other Events.

Brightpoint North America L.P., a subsidiary of Brightpoint, Inc., has entered into a new distribution agreement with Nokia Inc. extending its relationship with Nokia through December 31, 2003. Subject to the terms of the new agreement, Brightpoint will continue to be the exclusive authorized distributor for Nokia brand mobile phones in the United States.


Item 7. Financial Statements, Pro Forma Financial Information and Exhibits.

(a)-(b) Not Applicable

(c) Exhibits.

  99.1 Cautionary Statements.

SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                        BRIGHTPOINT, INC.


                                        By /s/ Phillip A. Bounsall
                                           ---------------------------
                                           Phillip A. Bounsall, Executive Vice
                                           President and Chief Financial
                                           Officer


Dated:  October 31, 2001







                                      -3-